                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 033-59085 and No. 033-65441) of Plymouth Rubber Company, Inc. or our report dated January 28, 2000 except as to the subsequent event as described in Note 13 which is as of February 14, 2000 relating to the financial statements and financial statement schedules which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 28, 2000